UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019

ASCENT CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(303) 628-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, par value $.01 per share	ASCMA	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2019, Ascent Capital Group, Inc. (“Ascent”) and Monitronics International, Inc., a wholly owned subsidiary of Ascent (“Monitronics”) entered into a Waiver (the “Waiver”) under the Agreement and Plan of Merger (the “merger agreement”) pursuant to which Ascent will merge with and into Monitronics (the “merger”) substantially concurrently with the completion of the previously announced restructuring of Monitronics. Pursuant to the Waiver, Ascent and Monitronics agreed (i) to waive the condition to the closing of the merger that the shares of Monitronics common stock (the “Monitronics common stock”) to be issued to the holders of Ascent’s common stock upon completion of the merger and the transactions contemplated by the merger agreement be quoted on any tier of the OTC Markets or any other similar national or international quotation service and (ii) that Monitronics shall endeavor to cause the Monitronics common stock to be quoted on any tier of the OTC Markets or any other similar national or international quotation service as quickly as practicable after the completion of the merger.

The Waiver is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference thereto.

Item 8.01. Other Events.

On August 26, 2019, Ascent and Monitronics issued a joint press release announcing the execution of the Waiver, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Waiver, dated August 26, 2019.

99.1	Press Release, dated August 26, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascent Capital Group, Inc.

Date: August 26, 2019
	By:	/s/ William E. Niles
William E. Niles Chief Executive Officer, General Counsel and Secretary

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